UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW Suite 775 North
Washington, District of Columbia		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 4, 2026, Easterly Government Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the shelf registration statement on Form S-3 (File No. 333-277434) relating to the Company’s existing “at the market” equity offering program (the “2021 ATM Program”), pursuant to which the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”) having an aggregate offering price of up to $300,000,000 from time to time (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement supersedes the prospectus supplement dated February 28, 2024 relating to the 2021 ATM Program and, among other things, permits the Company to enter into contingent forward transactions as described below.

Shares of Common Stock having an aggregate offering price of $85,017,692 have been offered and sold under the 2021 ATM Program as of the date of the ATM Prospectus Supplement. Accordingly, shares of Common Stock having an aggregate offering price of up to $214,982,308 remain available for offer and sale under the 2021 ATM Program and the ATM Prospectus Supplement.

In connection with the filing of the ATM Prospectus Supplement, the Company is filing an opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 to this Current Report on Form 8-K.

In connection with the 2021 ATM Program, the Company entered into separate amended and restated equity distribution agreements, dated August 4, 2026 (each, an “equity distribution agreement” and, collectively, the “equity distribution agreements”), for a continuous offering program with each of Citigroup Global Markets Inc., BMO Capital Markets Corp., BTIG, LLC, Compass Point Research and Trading, LLC, Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (and certain of their respective affiliates). The Company refers to these entities, when acting in their capacity as sales agents for the Company or as principals, individually, as a “Sales Agent” and, collectively, as the “Sales Agents,” and the Company refers to these entities (or their affiliate or agent or, in the case of BTIG, LLC, Nomura Securities International, Inc. (acting through BTIG, LLC as agent)) when acting in their capacity as agents for the Forward Purchasers (as defined below), individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.” Sales of shares of Common Stock under the equity distribution agreements, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.

The equity distribution agreements contemplate that, in addition to the issuance and sale of shares of Common Stock by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also enter into one or more forward transactions (each, a “forward sale transaction” and, collectively, the “forward sale transactions”) under separate master forward confirmations (collectively, the “master forward confirmations”) and related supplemental confirmations, with each of Citibank, N.A., Bank of Montreal, Jefferies LLC, Nomura Global Financial Products, Inc., Raymond James & Associates, Inc., Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association. The Company refers to these financial institutions, when acting in their capacity as purchasers under any forward sale transactions, individually, as a “Forward Purchaser” and, collectively, as the “Forward Purchasers.”

A forward sale transaction may take the form of a contingent forward transaction or a non-contingent forward transaction. In the case of a forward sale transaction that the Company refers to as a “contingent forward transaction,” which the Company may enter into with Jefferies LLC, Citibank, N.A., Royal Bank of Canada, Truist Bank, and Wells Fargo Bank, National Association, each as Forward Purchaser (when acting in such capacity, individually, a “Contingent Forward Purchaser” and, collectively, the “Contingent Forward Purchasers”), the Company’s obligation to sell, and the applicable Contingent Forward Purchaser’s obligation to purchase, the shares of Common Stock underlying such forward sale transaction at the applicable forward sale price will be contingent on such Contingent Forward Purchaser’s exercise (or deemed exercise) of such contingency, which may occur in whole or in part from time to time prior to specified contingency expiration dates. In consideration of such contingency, the Company may receive a contingency premium from the applicable Contingent Forward Purchaser upon entry into such contingent forward transaction, which the Company will be entitled to retain regardless of whether such contingency is exercised.

To the extent such contingency is exercised with respect to a portion of a contingent forward transaction, that portion is referred to as the “contingency exercised portion” of such contingent forward transaction, and the Company refers to the remaining portion, to the extent such contingency has not yet been exercised but remains exercisable, as the “contingent portion.” The Company expects that the initial forward price of any contingent forward transaction will be above, but not substantially above, the volume-weighted average sale price per share at which the applicable Forward Seller establishes its hedge position in respect of such contingent forward transaction (the “contingent forward initial hedge position”). In addition, the Company expects that on the same days when the relevant Contingent Forward Purchaser is selling shares of Common Stock underlying such contingent forward transaction through the applicable Forward Seller, such Contingent Forward Purchaser will contemporaneously purchase a substantial portion of such number of shares in the open market for its own account to offset such number of shares sold into the market, as such Contingent Forward Purchaser expects its contingent forward initial hedge position to be less than the maximum number of shares of Common Stock underlying such contingent forward transaction.

In the case of a forward sale transaction that the Company refers to as a “non-contingent forward transaction,” which the Company may enter into with any of the Forward Purchasers, the Company’s obligation to sell, and the applicable Forward Purchaser’s obligation to purchase, the shares of Common Stock underlying such forward sale transaction at the applicable forward sale price will not be subject to the contingency described above. If the Company enters into a non-contingent forward transaction with any Forward Purchaser, it expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of Common Stock underlying such non-contingent forward transaction in order to hedge such Forward Purchaser’s exposure under such non-contingent forward transaction.

Each Sales Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all shares sold through it as Sales Agent under the applicable equity distribution agreement. In connection with any forward sale transaction, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward price under the related forward sale transaction, at a mutually agreed rate not exceeding 2.0% of the applicable initial forward price for shares underlying a contingent forward transaction or 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of Common Stock sold through such Forward Seller during the applicable forward hedge selling period in connection with a non-contingent forward transaction, as applicable (in each case, subject to certain adjustments).

The Company will not initially receive any proceeds from any sale of shares of Common Stock borrowed by a Forward Purchaser (or affiliate or agent thereof) and sold through a Forward Seller, but it may receive contingency premiums from the applicable Contingent Forward Purchasers upon entry into contingent forward transactions.

The foregoing description of the equity distribution agreements and the master forward confirmations and related supplemental confirmations does not purport to be complete and is qualified in its entirety by reference to the forms of such agreements included as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Amended and Restated Equity Distribution Agreement

1.2	Form of Master Confirmation for Non-Contingent Forward Transactions

1.3	Form of Master Confirmation for Contingent Forward Transactions

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 hereto and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

Date:	August 5, 2026	By:	/s/ Franklin V. Logan
Franklin V. Logan Executive Vice President, General Counsel and Secretary